   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998
===============================================================================
                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENDANT CORPORATION
                           -------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------

     (4) Proposed maximum aggregate value of transactions:
                                                          ---------------------

     (5) Total fee paid.

------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

     (3) Filing Party:

     ------------------------------------------------------------------------

     (4) Date Filed:

     ------------------------------------------------------------------------

===============================================================================

     In connection with the application of Cendant Corporation ("Cendant") and Season Acquisition Corp. to acquire control of American Bankers Insurance Group, Inc., Cendant submitted letters to the state insurance commissioners in Arizona and Florida on February 12, 1998 and Cendant submitted letters to the state insurance commissioners of New York, Georgia, South Carolina and Puerto Rico, on February 13, 1998, copies of which are included hereto.

[Cendant Logo]




                                    February 11, 1998



Honorable John W. Oxendine
Insurance and Fire Safety Commissioner
7th Floor-West Tower
2 Martin Luther King Jr., Drive
Atlanta, Georgia 30334

Dear Commissioner Oxendine:

Over the past few weeks a lot has been written about Cendant and its offer to acquire American Bankers Insurance Group for $58.00 per share.

We are writing to introduce ourselves and to provide you with some basic information about Cendant. We hope in the near future that we will have the opportunity to meet you in person and to provide you with a more complete picture about Cendant and its plans for American Bankers.

Assuming the highest offer for American Bankers comes from a company which is well qualified from an operating and financial point-of-view, we believe, ultimately, the shareholders of American Bankers should be the ones to determine who owns their company and what is in their best interests. We also believe American Bankers' shareholders should be able to make their decision free from coercive activities of AIG. In that context, we hope you will agree that the insurance regulatory process should not be unfairly used to enable American Bankers to be bought at less than a full and fair price.

That being said, let us give you some relevant facts about Cendant:

            o Cendant is the world's premier provider of consumer and business services.

            o Its brands include such well-known names as Century 21, Avis, Days Inn, Ramada, Coldwell Banker and Resort Condominiums International, to name just a few.

            o The company's market capitalization is approximately $33 billion, ranking it among the 100 largest U.S. corporations by that measure.
                                                                Continued. . .

Commissioner Oxendine

February 11, 1998
Page 2

            o We provide membership services to more than 66 million memberships worldwide.

            o  We have more than 37,000 employees in over 100 countries.

            o We have been accorded an investment grade rating of "A" by three separate rating agencies, a higher rating than that of American Bankers.

            o As recently as February 5, 1998, Goldman Sachs, AIG's own financial advisor, lauded Cendant for creating "one of the best business models we have come across."

            o We are one of the very few companies (others include Disney, Motorola, and Microsoft) who have a market value greater than $20 billion and annual growth in earnings of more than 20 percent.

            o We have been a direct marketer of accidental death and dismemberment insurance for more than ten years and have recently agreed to acquire Providian Auto and Home, a direct marketer of automobile insurance to consumers in 45 states and the District of Columbia.

            o We have been approved in another transaction by the insurance commissions of New York and Colorado to own insurance companies domiciled there and have been licensed to operate various other businesses.

Cendant's goal for ABI is to maximize its growth potential on a sound financial basis as a member of the world's premier direct marketing company. This is our comparative advantage. Considerable benefits would result from combining the marketing strengths of Cendant and ABI. Cendant would provide formidable distribution channels for the sale of ABI products and utilize ABI's distribution channel for Cendant's broad array of products and services.

The businesses of ABI and Cendant are markedly similar. Indeed, in ABI's 1996 annual report, its management wrote, "Since our inception 50 years ago as an insurance provider, American Bankers has evolved into a service, processing and distribution company." The report also said, "We're evolving into a financial services company by category and not solely focusing on insurance. We sell effective training, database marketing, profitable strategies, advance technologies, opportunity and the ability to deliver." ABI's stated strategy seems closer to Cendant's than AIG's.

                                                                Continued. . .

Commissioner Oxendine
February 11, 1998
Page 3

We have a highly respected board of directors that includes individuals such as Brian Mulroney, former Prime Minister of Canada, Leonard S. Coleman, President of the National Baseball League; and Robert E. Smith, retired Chairman and CEO of American Express Bank, Ltd.

We are proud of the company we have built and are continuing to build. We value highly our customers, employees and shareholders, and work diligently to advance the interests of each of these constituencies.

We assure you that we highly respect and understand the importance of the State Insurance Regulatory system. Compliance with state insurance laws and regulations will remain at the top of our agenda.

However, it appears that American International Group and its chief executive, Maurice Greenberg, in order to distract attention from the real issues, are resorting to the use of mudslinging - - misrepresenting the facts and using innuendo and personal attacks. We do not want to stoop to that level. We believe the facts and the value we are offering shareholders speak clearly and hope you will conclude that as well.

We look forward to meeting you in person soon. In the interim, please feel free to contact Walter Forbes at (203) 965-5118, Henry Silverman at (212) 421-6080 or Martin M. Wilson who is our legal counsel in Georgia at (404) 885-3338.

We will be sending additional information on Cendant to you under separate cover. Thank you in advance for your consideration in this matter.

                              Sincerely,



      Walter A. Forbes                                 Henry R. Silverman
      Chairman                                         President and
                                                       Chief Executive Officer

cc: Susan Hutcheson, Director of Enforcement Division

[Cendant Logo]




                                    February 11, 1998



Honorable Lee P. Jedziniak
Director of Insurance
South Carolina Department of Insurance
1612 Marion Street
Post Office Box 100105
Columbia, SC 29202-3105

Dear Commissioner Jedziniak:

Over the past few weeks a lot has been written about Cendant and its offer to acquire American Bankers Insurance Group for $58.00 per share.

We are writing to introduce ourselves and to provide you with some basic information about Cendant. We hope in the near future that we will have the opportunity to meet you in person and to provide you with a more complete picture about Cendant and its plans for American Bankers.

Assuming the highest offer for American Bankers comes from a company which is well qualified from an operating and financial point-of-view, we believe, ultimately, the shareholders of American Bankers should be the ones to determine who owns their company and what is in their best interests. We also believe American Bankers' shareholders should be able to make their decision free from coercive activities of AIG. In that context, we hope you will agree that the insurance regulatory process should not be unfairly used to enable American Bankers to be bought at less than a full and fair price.

That being said, let us give you some relevant facts about Cendant:

         o Cendant is the world's premier provider of consumer and business services.

         o Its brands include such well-known names as Century 21, Avis, Days Inn, Ramada, Coldwell Banker and Resort Condominiums International, to name just a few.

         o The company's market capitalization is approximately $33 billion, ranking it among the 100 largest U.S. corporations by that measure.

                                                                Continued. . .

Commissioner Jedziniak
February 11, 1998
Page 2

         o We provide membership services to more than 66 million memberships worldwide.

         o  We have more than 37,000 employees in over 100 countries.

         o We have been accorded an investment grade rating of "A" by three separate rating agencies, a higher rating than that of American Bankers.

         o As recently as February 5, 1998, Goldman Sachs, AIG's own financial advisor, lauded Cendant for creating "one of the best business models we have come across."

         o We are one of the very few companies (others include Disney, Motorola, and Microsoft) who have a market value greater than $20 billion and annual growth in earnings of more than 20 percent.

         o We have been a direct marketer of accidental death and dismemberment insurance for more than ten years and have recently agreed to acquire Providian Auto and Home, a direct marketer of automobile insurance to consumers in 45 states and the District of Columbia.

         o We have been approved in another transaction by the insurance commissions of New York and Colorado to own insurance companies domiciled there and have been licensed to operate various other businesses.

Cendant's goal for ABI is to maximize its growth potential on a sound financial basis as a member of the world's premier direct marketing company. This is our comparative advantage. Considerable benefits would result from combining the marketing strengths of Cendant and ABI. Cendant would provide formidable distribution channels for the sale of ABI products and utilize ABI's distribution channel for Cendant's broad array of products and services.

The businesses of ABI and Cendant are markedly similar. Indeed, in ABI's 1996 annual report, its management wrote, "Since our inception 50 years ago as an insurance provider, American Bankers has evolved into a service, processing and distribution company." The report also said, "We're evolving into a financial services company by category and not solely focusing on insurance. We sell effective training, database marketing, profitable strategies, advance technologies, opportunity and the ability to deliver." ABI's stated strategy seems closer to Cendant's than AIG's.

We have a highly respected board of directors that includes individuals such as Brian Mulroney, former Prime Minister of Canada, Leonard S. Coleman, President of the

                                                                Continued. . .

Commissioner Jedziniak
February 11, 1998
Page 3

National Baseball League; and Robert E. Smith, retired Chairman and CEO of American Express Bank, Ltd.

We are proud of the company we have built and are continuing to build. We value highly our customers, employees and shareholders, and work diligently to advance the interests of each of these constituencies.

We assure you that we highly respect and understand the importance of the State Insurance Regulatory system. Compliance with state insurance laws and regulations will remain at the top of our agenda.

However, it appears that American International Group and its chief executive, Maurice Greenberg, in order to distract attention from the real issues, are resorting to the use of mudslinging - - misrepresenting the facts and using innuendo and personal attacks. We do not want to stoop to that level. We believe the facts and the value we are offering shareholders speak clearly and hope you will conclude that as well.

We look forward to meeting you in person soon. In the interim, please feel free to contact Walter Forbes at (203) 965-5118, Henry Silverman at (212) 421-6080 or Thomas C. Salane who is our legal counsel in South Carolina at
(803) 254-2200 ext. 289.

We will be sending additional information on Cendant to you under separate cover. Thank you in advance for your consideration in this matter.

                              Sincerely,



      Walter A. Forbes                                 Henry R. Silverman
      Chairman                                         President and
                                                       Chief Executive Officer

cc: Timothy W. Campbell, Deputy Director
      Office of Insurer Licensing and Solvency Service

[Cendant Logo]





                                    February 11, 1998



Honorable Bill Nelson
Treasurer and Insurance Commissioner
Florida Department of Insurance
200 East Gaines Street
Tallahassee, FL 32399

Dear Commissioner Nelson:

We are writing as a follow up to your recent meeting with Walter Forbes and to provide you with some further information about Cendant.

Over the past few weeks a lot has been written about Cendant and its offer to acquire American Bankers Insurance Group for $58.00 per share. Assuming the highest offer for American Bankers comes from a company which is well qualified from an operating and financial point-of-view, we believe, ultimately, the shareholders of American Bankers should be the ones to determine who owns their company and what is in their best interests. We also believe American Bankers' shareholders should be able to make their decision free from coercive activities of AIG. In that context, we hope you will agree that the insurance regulatory process should not be unfairly used to enable American Bankers to be bought at less than a full and fair price.

That being said, let us give you some relevant facts about Cendant:

         o Cendant is the world's premier provider of consumer and business services.

         o Its brands include such well-known names as Century 21, Avis, Days Inn, Ramada, Coldwell Banker and Resort Condominiums International, to name just a few.

         o The company's market capitalization is approximately $33 billion, ranking it among the 100 largest U.S. corporations by that measure.

         o We provide membership services to more than 66 million memberships worldwide.

         o  We have more than 37,000 employees in over 100 countries.

                                                                Continued. . .

Commissioner Nelson
February 11, 1998
Page 2


         o We have been accorded an investment grade rating of "A" by three separate rating agencies, a higher rating than that of American Bankers.

         o As recently as February 5, 1998, Goldman Sachs, AIG's own financial advisor, lauded Cendant for creating "one of the best business models we have come across."

         o We are one of the very few companies (others include Disney, Motorola, and Microsoft) who have a market value greater than $20 billion and annual growth in earnings of more than 20 percent.

         o We have been a direct marketer of accidental death and dismemberment insurance for more than ten years and have recently agreed to acquire Providian Auto and Home, a direct marketer of automobile insurance to consumers in 45 states and the District of Columbia.

         o We have been approved in another transaction by the insurance commissions of New York and Colorado to own insurance companies domiciled there and have been licensed to operate various other businesses.

Cendant's goal for ABI is to maximize its growth potential on a sound financial basis as a member of the world's premier direct marketing company. This is our comparative advantage. Considerable benefits would result from combining the marketing strengths of Cendant and ABI. Cendant would provide formidable distribution channels for the sale of ABI products and utilize ABI's distribution channel for Cendant's broad array of products and services.

The businesses of ABI and Cendant are markedly similar. Indeed, in ABI's 1996 annual report, its management wrote, "Since our inception 50 years ago as an insurance provider, American Bankers has evolved into a service, processing and distribution company." The report also said, "We're evolving into a financial services company by category and not solely focusing on insurance. We sell effective training, database marketing, profitable strategies, advance technologies, opportunity and the ability to deliver." ABI's stated strategy seems closer to Cendant's than AIG's.

We have a highly respected board of directors that includes individuals such as Brian Mulroney, former Prime Minister of Canada, Leonard S. Coleman, President of the National Baseball League; and Robert E. Smith, retired Chairman and CEO of American Express Bank, Ltd.

                                                                Continued. . .

Commissioner Nelson
February 11, 1998
Page 3


We are proud of the company we have built and are continuing to build. We value highly our customers, employees and shareholders, and work diligently to advance the interests of each of these constituencies.

We assure you that we highly respect and understand the importance of the State Insurance Regulatory system. Compliance with state insurance laws and regulations will remain at the top of our agenda.

However, it appears that American International Group and its chief executive, Maurice Greenberg, in order to distract attention from the real issues, are resorting to the use of mudslinging - - misrepresenting the facts and using innuendo and personal attacks. We do not want to stoop to that level. We believe the facts and the value we are offering shareholders speak clearly and hope you will conclude that as well.

Please feel free to contact Walter Forbes at (203) 965-5118, Henry Silverman at (212) 421-6080 or Thomas J. Maida who is our legal counsel in Florida at (850-244-3555.

We will be sending additional information on Cendant to you under separate cover. Thank you in advance for your consideration in this matter.

                              Sincerely,



      Walter A. Forbes                                Henry R. Silverman
      Chairman                                        President and
                                                      Chief Executive Officer

cc: Ms. Joan Hendricks, Applications Coordinator

                                    February 11, 1998



Honorable John Greene
Director of Insurance
Arizona Department of Insurance
2910 North 44th Street, Suite 210
Phoenix, AZ 85018

Dear Commissioner Greene:

Over the past few weeks a lot has been written about Cendant and its offer to acquire American Bankers Insurance Group for $58.00 per share.

We are writing to introduce ourselves and to provide you with some basic information about Cendant. We hope in the near future that we will have the opportunity to meet you in person and to provide you with a more complete picture about Cendant and its plans for American Bankers.

Assuming the highest offer for American Bankers comes from a company which is well qualified from an operating and financial point-of-view, we believe, ultimately, the shareholders of American Bankers should be the ones to determine who owns their company and what is in their best interests. We also believe American Bankers' shareholders should be able to make their decision free from coercive activities of AIG. In that context, we hope you will agree that the insurance regulatory process should not be unfairly used to enable American Bankers to be bought at less than a full and fair price.

That being said, let us give you some relevant facts about Cendant:

         o Cendant is the world's premier provider of consumer and business services.

         o Its brands include such well-known names as Century 21, Avis, Days Inn, Ramada, Coldwell Banker and Resort Condominiums International, to name just a few.

         o The company's market capitalization is approximately $33 billion, ranking it among the 100 largest U.S. corporations by that measure.

                                                                Continued. . .

Commissioner Greene
February 11, 1998
Page 2

         o We provide membership services to more than 66 million memberships worldwide.

         o  We have more than 37,000 employees in over 100 countries.

         o We have been accorded an investment grade rating of "A" by three separate rating agencies, a higher rating than that of American Bankers.

         o As recently as February 5, 1998, Goldman Sachs, AIG's own financial advisor, lauded Cendant for creating "one of the best business models we have come across."

         o We are one of the very few companies (others include Disney, Motorola, and Microsoft) who have a market value greater than $20 billion and annual growth in earnings of more than 20 percent.

         o We have been a direct marketer of accidental death and dismemberment insurance for more than ten years and have recently agreed to acquire Providian Auto and Home, a direct marketer of automobile insurance to consumers in 45 states and the District of Columbia.

         o We have been approved in another transaction by the insurance commissions of New York and Colorado to own insurance companies domiciled there and have been licensed to operate various other businesses.

Cendant's goal for ABI, is to maximize its growth potential on a sound financial basis as a member of the world's premier direct marketing company. This is our comparative advantage. Considerable benefits would result from combining the marketing strengths of Cendant and ABI. Cendant would provide formidable distribution channels for the sale of ABI products and utilize ABI's distribution channel for Cendant's broad array of products and services.

The businesses of ABI and Cendant are markedly similar. Indeed, in ABI's 1996 annual report, its management wrote, "Since our inception 50 years ago as an insurance provider, American Bankers has evolved into a service, processing and distribution company." The report also said, "We're evolving into a financial services company by category and not solely focusing on insurance. We sell effective training, database marketing, profitable strategies, advance technologies, opportunity and the ability to deliver." ABI's stated strategy seems closer to Cendant's than AIG's.

We have a highly respected board of directors that includes individuals such as Brian Mulroney, former Prime Minister of Canada, Leonard S. Coleman, President of the

                                                                Continued. . .

Commissioner Greene
February 11, 1998
Page 3

National Baseball League; and Robert E. Smith, retired Chairman and CEO of American Express Bank, Ltd.

We are proud of the company we have built and are continuing to build. We value highly our customers, employees and shareholders, and work diligently to advance the interests of each of these constituencies.

We assure you that we highly respect and understand the importance of the State Insurance Regulatory system. Compliance with state insurance laws and regulations will remain at the top of our agenda.

However, it appears that American International Group and its chief executive, Maurice Greenberg, in order to distract attention from the real issues, are resorting to the use of mudslinging - - misrepresenting the facts and using innuendo and personal attacks. We do not want to stoop to that level. We believe the facts and the value we are offering shareholders speak clearly and hope you will conclude that as well.

We look forward to meeting you in person soon. In the interim, please feel free to contact Walter Forbes at (203) 965-5118, Henry Silverman at (212) 421-6080 or Howard Cabot who is our legal counsel in Arizona at (602) 351-8235.

We will be sending additional information on Cendant to you under separate cover. Thank you in advance for your consideration in this matter.

                              Sincerely,



   Walter A. Forbes                                  Henry R. Silverman
   Chairman                                          President and
                                                     Chief Executive Officer

cc: Kurt Regner, Assistant Chief Examiner

[Cendant Logo]






                                    February 11, 1998



Honorable Juan Antonio Garcia
Commissioner of Insurance of Puerto Rico
Cobian Plaza Building, Basement LM
Ponce de Leon Avenue
Santurce, Puerto Rico 00910

Dear Commissioner Garcia:

We are writing to follow up on your meeting with our colleagues Eric J. Bock and Cosmo Corigliano and to provide you with additional information about Cendant.

Over the past few weeks a lot has been written about Cendant and its offer to acquire American Bankers Insurance Group for $58.00 per share. Assuming the highest offer for American Bankers comes from a company which is well qualified from an operating and financial point-of-view, we believe, ultimately, the shareholders of American Bankers should be the ones to determine who owns their company and what is in their best interests. We also believe American Bankers' shareholders should be able to make their decision free from coercive activities of AIG. In that context, we hope you will agree that the insurance regulatory process should not be unfairly used to enable American Bankers to be bought at less than a full and fair price.

That being said, let us give you some relevant facts about Cendant:

         o Cendant is the world's premier provider of consumer and business services.

         o Its brands include such well-known names as Century 21, Avis, Days Inn, Ramada, Coldwell Banker and Resort Condominiums International, to name just a few.

         o The company's market capitalization is approximately $33 billion, ranking it among the 100 largest U.S. corporations by that measure.

         o We provide membership services to more than 66 million memberships worldwide.

         o  We have more than 37,000 employees in over 100 countries.

                                                                Continued. . .

Commissioner Garcia
February 11, 1998
Page 2


         o We have been accorded an investment grade rating of "A" by three separate rating agencies, a higher rating than that of American Bankers.

         o As recently as February 5, 1998, Goldman Sachs, AIG's own financial advisor, lauded Cendant for creating "one of the best business models we have come across."

         o We are one of the very few companies (others include Disney, Motorola, and Microsoft) who have a market value greater than $20 billion and annual growth in earnings of more than 20 percent.

         o We have been a direct marketer of accidental death and dismemberment insurance for more than ten years and have recently agreed to acquire Providian Auto and Home Insurance Company, a direct marketer of automobile insurance to consumers in 45 states and the District of Columbia.

         o We have been approved in another transaction by the insurance commissions of New York and Colorado to own insurance companies domiciled there and have been licensed to operate various other businesses.

Cendant's goal for ABI is to maximize its growth potential on a sound financial basis as a member of the world's premier direct marketing company. This is our comparative advantage. Considerable benefits would result from combining the marketing strengths of Cendant and ABI. Cendant would provide formidable distribution channels for the sale of ABI products and utilize ABI's distribution channel for Cendant's broad array of products and services.

The businesses of ABI and Cendant are markedly similar. Indeed, in ABI's 1996 annual report, its management wrote, "Since our inception 50 years ago as an insurance provider, American Bankers has evolved into a service, processing and distribution company." The report also said, "We're evolving into a financial services company by category and not solely focusing on insurance. We sell effective training, database marketing, profitable strategies, advance technologies, opportunity and the ability to deliver." ABI's stated strategy seems closer to Cendant's than AIG's.

We have a highly respected board of directors that includes individuals such as Brian Mulroney, former Prime Minister of Canada, Leonard S. Coleman, President of the National Baseball League; and Robert E. Smith, retired Chairman and CEO of
American Express Bank, Ltd.

                                                                Continued. . .

Commissioner Garcia
February 11, 1998
Page 3

We are proud of the company we have built and are continuing to build. We value highly our customers, employees and shareholders, and work diligently to advance the interests of each of these constituencies.

We assure you that we highly respect and understand the importance of the State Insurance Regulatory system. Compliance with state insurance laws and regulations will remain at the top of our agenda.

However, it appears that American International Group and its chief executive, Maurice Greenberg, in order to distract attention from the real issues, are resorting to the use of mudslinging - - misrepresenting the facts and using innuendo and personal attacks. We do not want to stoop to that level. We believe the facts and the value we are offering shareholders speak clearly and hope you will conclude that as well.

Please feel free to contact Walter Forbes at (203) 965-5118, Henry Silverman at (212) 421-6080 or Rosa M. Lazaro-San Miguel who is our legal counsel in Puerto Rico at (787) 282-5714 if you have any questions.

We will be sending additional information on Cendant to you under separate cover. Thank you in advance for your consideration in this matter.

                              Sincerely,


   Walter A. Forbes                        Henry R. Silverman
   Chairman                                President and
                                           Chief Executive Officer

cc: Ruben Gely, Esq., Interventions Department

                                    February 11, 1998



Honorable Neil D. Levin
Superintendent of Insurance
New York State Department of Insurance
25 Beaver Street
New York, NY  10004-2319

Dear Commissioner Levin:

Over the past few weeks a lot has been written about Cendant and its offer to acquire American Bankers Insurance Group for $58.00 per share.

We are writing to introduce ourselves and to provide you with some basic information about Cendant. We hope in the near future that we will have the opportunity to meet you in person and to provide you with a more complete picture about Cendant and its plans for American Bankers.

Assuming the highest offer for American Bankers comes from a company which is well qualified from an operating and financial point-of-view, we believe, ultimately, the shareholders of American Bankers should be the ones to determine who owns their company and what is in their best interests. We also believe American Bankers' shareholders should be able to make their decision free from coercive activities of AIG. In that context, we hope you will agree that the insurance regulatory process should not be unfairly used to enable American Bankers to be bought at less than a full and fair price.

That being said, let us give you some relevant facts about Cendant:

         o Cendant is the world's premier provider of consumer and business services.

         o Its brands include such well-known names as Century 21, Avis, Days Inn, Ramada, Coldwell Banker and Resort Condominiums International, to name just a few.

         o The company's market capitalization is approximately $33 billion, ranking it among the 100 largest U.S. corporations by that measure.

                                                                Continued. . .

Commissioner Levin
February 11, 1998
Page 2

         o We provide membership services to more than 66 million memberships worldwide.

         o  We have more than 37,000 employees in over 100 countries.

         o We have been accorded an investment grade rating of "A" by three separate rating agencies, a higher rating than that of American Bankers.

         o As recently as February 5, 1998, Goldman Sachs, AIG's own financial advisor, lauded Cendant for creating "one of the best business models we have come across."

         o We are one of the very few companies (others include Disney, Motorola, and Microsoft) who have a market value greater than $20 billion and annual growth in earnings of more than 20 percent.

         o We have been a direct marketer of accidental death and dismemberment insurance for more than ten years and have recently agreed to acquire Providian Auto and Home Insurance Company, a direct marketer of automobile insurance to consumers in 45 states and the District of Columbia.

         o We have been approved in another transaction by the insurance commissions of New York and Colorado to own insurance companies domiciled there and have been licensed to operate various other businesses.

Cendant's goal for ABI is to maximize its growth potential on a sound financial basis as a member of the world's premier direct marketing company. This is our comparative advantage. Considerable benefits would result from combining the marketing strengths of Cendant and ABI. Cendant would provide formidable distribution channels for the sale of ABI products and utilize ABI's distribution channel for Cendant's broad array of products and services.

The businesses of ABI and Cendant are markedly similar. Indeed, in ABI's 1996 annual report, its management wrote, "Since our inception 50 years ago as an insurance provider, American Bankers has evolved into a service, processing and distribution company." The report also said, "We're evolving into a financial services company by category and not solely focusing on insurance. We sell effective training, database marketing, profitable strategies, advance technologies, opportunity and the ability to deliver." ABI's stated strategy seems closer to Cendant's than AIG's.

                                                                    Continued.
 . .

Commissioner Levin
February 11, 1998
Page 3

We have a highly respected board of directors that includes individuals such as Brian Mulroney, former Prime Minister of Canada, Leonard S. Coleman, President of the National Baseball League; and Robert E. Smith, retired Chairman and CEO of American Express Bank, Ltd.

We are proud of the company we have built and are continuing to build. We value highly our customers, employees and shareholders, and work diligently to advance the interests of each of these constituencies.

We assure you that we highly respect and understand the importance of the State Insurance Regulatory system. Compliance with state insurance laws and regulations will remain at the top of our agenda.

However, it appears that American International Group and its chief executive, Maurice Greenberg, in order to distract attention from the real issues, are resorting to the use of mudslinging - - misrepresenting the facts and using innuendo and personal attacks. We do not want to stoop to that level. We believe the facts and the value we are offering shareholders speak clearly and hope you will conclude that as well.

We look forward to meeting you in person soon. In the interim, please feel free to contact Walter Forbes at (203) 965-5118, Henry Silverman at (212) 421-6080 or Robert J. Sullivan who is our legal counsel in New York at (212) 735-2930.

We will be sending additional information on Cendant to you under separate cover. Thank you in advance for your consideration in this matter.

                              Sincerely,



   Walter A. Forbes                              Henry R. Silverman
   Chairman                                      President and
                                                 Chief Executive Officer

cc: Mr. Martin F. Carus, Chief, Life Bureau
   Ms. Lorraine Gash, Supervising Examiner
   Mr. Frederick Bodinger, Associate Examiner